EXHIBIT 10.5

AMENDMENT TO

PARISI EXECUTIVE EMPLOYMENT AGREEMENT

This Amendment (the “Amendment”) is entered into as of August __, 2026 by and between Kartoon Studios, Inc. (the “Company”) and Brian Parisi (“Executive”). This Amendment amends that certain Executive Employment Agreement effective January 1, 2026 (the “Agreement”). Except as expressly modified below, the Agreement remains in full force and effect.

RECITALS

WHEREAS, the Company has determined that it is in the best interests of the Company to modify the Executive’s existing employment agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein and, in the Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:

The Agreement is amended as follows·.

1. Section 4 - Term

Section 2 is amended to extend the Employment Term to three (3) years commencing January 1, 2026.

2. Section 5 - Compensation and Benefits

Section 2 is amended to add a 5% salary adjustment in year 3 of the Agreement and add an annual bonus at the sole discretion of the Company.

3. Severability. The provisions of this Amendment are severable and if any part of it is found to be unenforceable the other paragraphs shall remain fully valid and enforceable.

4. No Other Amendments; Confirmation. All other terms of the Employment Agreement shall remain in full force·and effect. The Employment Agreement, as amended by this Amendment, constitutes the entire agreement between the parties with respect to the subject matter thereof.

5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument.

6. Governing Law. This Amendment is made and shall be construed and performed under the laws of the State of California without .regard to its choice or conflict of law principles.

WITNESS WHEREOF, the parties have executed this Amendment as of the date last written below.

Date: Aug 10, 2026	KARTOON STUDIOS, INC.

By: /s/ Andy Heyward
Name: Andy Heyward
Title: Chief Executive Officer

EXECUTIVE

Date: Aug 10, 2026	/s/ Brian Parisi
Brian Parisi

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